                       SECURITIES AND EXCHANGE COMMISSION

                              Washington, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15 (d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

          Date of Report (date of earliest event report APRIL 16, 2001

        First Union National Bank (as Representative under a Pooling and Servicing Agreement dated as of February 28, 1998 providing for the issuance of The Money Store Trust, Series 1998-A) and each of the Originators listed on Schedule A attached hereto.
                      -------------------------------------
             (Exact name of registrant as specified in its charter)


            *                       033-32775                   *
---------------------------        -----------            -------------
State or other jurisdiction        (Commission            (IRS Employer
     of incorporation)             File Number)            ID Number)


         c/o First Union National Bank, 401 South Tryon Street - NC1179
         --------------------------------------------------------------
                               Charlotte, NC 28288

                    (Address of principal executive officer)

       Registrant's Telephone Number, including area code: (704) 383-9568

    -------------------------------------------------------------------------
          (Former name or former address, if changed since last report)


*        See Schedule A

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Item 5   Other Events

         Attached herein as Exhibit 20.1 hereto is a copy of the Monthly Statement sent to Class A Certificate holders with respect to the APRIL 16, 2001 Remittance Date.

Item 7   Financial Statements and Exhibits



Item 601 (a) of Regulation
S-K Exhibit Number

20.1 Monthly statement to Class A Certificate holders with respect to the APRIL 16, 2001 Remittance Date.


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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


FIRST UNION NATIONAL BANK



By: \s\ Robert Ashbaugh
   ---------------------
Name: Robert Ashbaugh
Title: Vice President                                        Dated: MAY 7, 2001


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                                  Exhibit Index


20.1 Monthly statement sent to Class A Certificate holders with respect to the APRIL 16, 2001 Remittance Date.


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                                   Schedule A


                                      State of        IRS Employer
Registrant                          Incorporation      ID Number
----------                          -------------     ------------
TMS Mortgage Inc.                   New Jersey         22-3217781
The Money Store/D.C. Inc.           D.C.               22-2133027
The Money Store/Kentucky Inc.       Kentucky           22-2459832
The Money Store Home Equity Corp.   Kentucky           22-2522232
The Money Store/Minnesota Inc.      Minnesota          22-3003495